Exhibit 10.6

WILLIAMSON & RUSNAK
ATTORNEYS AT LAW
*JIMMY WILLIAMSON, P.C. A PROFESSIONAL CORPORATION CYNDI MOSS RUSNAK *CERTIFIED PERSONAL INJURY TRIAL LAW TEXAS BOARD OF LEGAL SPECIALIZATION	4310 YOAKUM BOULEVARD HOUSTON, TEXAS 77006-5818 www.jimmywilliamson.com _____________ AREA CODE 713 TELEPHONE 223-3330 FAX 223-0001
May 21, 2008
Via Email
Richard Pattin, President
Calypso Wireless, Inc.
2500 N.W. 79th Avenue, Suite 220
Doral, Florida 33122

Re:	Cause No. 2004-63048 - Drago Daic, et al v. Calypso Wireless, Inc., et al - In the 151st Judicial District Court of Harris County, Texas

Dear Mr. Pattin:

This will confirm that we have agreed to the following:

1.	We agree to extend the due dates on the $900,000 Promissory Note and the $350,000 Promissory Note (“the Notes”) to June 30, 2008.

2.
Calypso Wireless will issue, assign and deliver to Drago Daic and Jimmy Williamson P.C. an additional ONE MILLION SEVEN HUNDRED THOUSAND (1,700,000) shares of common stock in Calypso Wireless (the “Calypso Shares”) out of its authorized and unissued shares.  The shares shall be assigned to Drago Daic and Jimmy Williamson P.C. or to his/its designee or designees, as he/it may request.  With respect to such shares, a certificate representing ONE MILLION FOUR HUNDRED THOUSAND (1,700,000) of the Calypso Shares shall be delivered in care of Jimmy Williamson P.C. on or before July 3, 2008;

3.
Calypso will pre-pay partial principal on the $350,000 Promissory Note in the amount of $50,000.00 by wire transfer to be received by Jimmy Williamson, P.C. by 3:30 p.m. on Tuesday, May 27, 2008 as follows:

Jimmy Williamson, P.C.
Client Trust Account

ABA #XXXXXXXXX

Whitney National Bank
1001 Fannin, Suite L-150
Houston, Texas 77002

Mr. Pattin
May 21, 2008
Page -2-
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This agreement and extension applies to the $900,000 Promissory Note and the $350,000 Promissory Note only and does not change, alter or amend any of the other payments due by Calypso Wireless.

Failure by Calypso Wireless to meet the terms and conditions herein shall constitute a default by Calypso Wireless.  Except as provided herein, all other terms and provisions of the Note shall remain in force and effect.

We understand that this due date is more than the 30 days and 60 days from the date the Notes were signed and so there will be no confusion, we have agreed to give Calypso extra time provided these Notes are paid pursuant to their terms and those outlined herein above.

Please sign this letter to acknowledge our agreement.
Sincerely,

WILLIAMSON & RUSNAK

Cyndi M. Rusnak

AGREED & ACKNOWLEDGED:

/s/ Richard Pattin
Richard Pattin
President of Calypso Wireless, Inc.

05-21-08
Date

cc:	David Love	Via Email
	Drago Daic	Via Email